UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [_]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary  Information  Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[_]  Definitive  Information  Statement

                            MARMION INDUSTRIES CORP
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  No  fee  required.
(1)  Title  of  each  class  of  securities  to  which  transaction  applies:
(2)  Aggregate  number  of  securities  to  which  transactions  applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)  Proposed  maximum  aggregate  value  of  transaction:
(5)  Total  fee  paid:

[_]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount  previously  paid:
(2)  Form,  schedule  or  registration  statement  no.:
(3)  Filing  party:
(4)  Date  filed:


                       For Additional Information Contact:
                         Glast, Phillips & Murray, P.C.
                          815 Walker Street, Suite 1250
                              Houston, Texas 77002
                                 (713) 237-3135
                       Attention: Norman T. Reynolds, Esq.

                            MARMION INDUSTRIES CORP.
                     9103 EMMOTT ROAD, BUILDING 6, SUITE A,
                               HOUSTON TEXAS 77040
                            TELEPHONE (713) 466-6585

                                October 21, 2004

To Our Stockholders:

     The purpose of this information statement is to inform the holders of record of shares of our common stock and preferred stock as of the close of business on the record date, October 1, 2004, that our board of directors has recommended, and that a majority of our stockholders intend to vote in favor of resolutions which will accomplish the following:

     1. Elect a board of directors composed of three members for the following year. Management has nominated Wilbert H. Marmion, Ellen Raidl and John Royston.

     2. Amend our articles of incorporation to increase the number of our authorized shares of common stock to 3,000,000,000 shares.

     3. Amend our articles of incorporation to increase the number of our authorized shares of preferred stock to 500,000,000 shares.

     4. Ratify the selection of Lopez, Blevins, Bork & Associates LLP as our independent public accountants for the fiscal years ending December 31, 2003 and December 31, 2004.

     5. Grant discretionary authority to our board of directors to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 500 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors.

     We have a consenting stockholder, Mr. Wilbert H. Marmion, our president, director, and chief executive officer, who holds 2,360,430 shares of our common stock and 2,870,000 shares of our preferred stock.

     Pursuant to our certificate of designation establishing Series A preferred stock, each share of our currently issued and outstanding preferred stock may be converted into 40 fully paid and nonassessable shares of our common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the preferred stock shall then be convertible. Therefore, Mr. Marmion will have the power to vote 117,160,430 shares of the common stock which number exceeds the 46,489,901 outstanding shares of our common stock as of the record date.

     Mr. Marmion will vote to elect the directors, for the amendments to our articles of incorporation, for the ratification of the appointment of Lopez, Blevins, Bork & Associates LLP, and for the grant of the discretionary authority to our directors to implement a reverse stock split. Mr. Marmion has the power to pass the proposed resolutions without the concurrence of any of our other stockholders.

     This information statement is being mailed on or about October 21, 2004 to all stockholders of record as of October 1, 2004.

     We  appreciate  your  continued  interest  in  Marmion  Industries  Corp.

                                            Very truly yours,

                                            /s/ Wilbert H. Marmion

                                            Wilbert H. Marmion
                                            President

                            MARMION INDUSTRIES CORP.
                     9103 EMMOTT ROAD, BUILDING 6, SUITE A,
                               HOUSTON TEXAS 77040
                            TELEPHONE (713) 466-6585

                              INFORMATION STATEMENT

     This information statement is furnished to the holders of record at the close of business on October 1, 2004, the record date, of the outstanding common stock and preferred stock of Marmion Industries Corp., pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, in connection with an action that the holder of the majority of the votes of our stock intends to take by written consent on November 10, 2004 to effect the following corporate actions:

     1. Elect a board of directors composed of three members for the following year. Management has nominated Wilbert H. Marmion, Ellen Raidl and John Royston.

     2. Amend our articles of incorporation to increase the number of our authorized shares of common stock to 3,000,000,000 shares.

     3. Amend our articles of incorporation to increase the number of our authorized shares of preferred stock to 500,000,000 shares.

     4. Ratify the selection of Lopez, Blevins, Bork & Associates LLP as our independent public accountants for the fiscal years ending December 31, 2003 and December 31, 2004.

     5. Grant discretionary authority to our board of directors to effect a reverse stock split of our common stock on the basis of one post-consolidation share for up to each 500 pre-consolidation shares to occur at some time within 12 months of the date of this information statement, with the exact time of the reverse split to be determined by the board of directors.

     This information statement will be sent on or about October 21, 2004 to our stockholders of record as of October 1, 2004 who do not sign the majority written consent described herein. A copy of our 2003 Annual Report to Stockholders on Form 10-KSB, including the financial statements, schedules and list of exhibits, is enclosed with this information statement.

     WE  ARE  NOT  ASKING  YOU  FOR  A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on October 1, 2004 as the record date for determining the stockholders entitled to notice of the above noted action. Under Nevada law, the three nominees receiving the greatest number of votes cast by the holders of our common stock will be elected as directors. The amendments to our articles of incorporation and the grant of authority to our directors to affect a reverse split of our common stock require the affirmative vote of a majority of the shares of our common stock and preferred stock issued and outstanding at the time the vote is taken. The ratification of the accountants requires the majority of the vote cast once a quorum is present. The quorum necessary to conduct business of the stockholders consists of a majority of the common and preferred stock issued and outstanding as of the record date. As of the record date, 46,489,901 shares of our common stock were issued and outstanding and 2,870,000 shares of our Series A preferred stock were issued and outstanding. Each share of our common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. Each share of our preferred stock entitles the holder to one vote on all matters brought before the preferred stockholders and 40 votes on all matters brought before the common stockholders.

     We have a consenting stockholder, Mr. Wilbert H. Marmion, our president, director, and chief executive officer, who holds 2,360,430 shares of our common stock and 2,870,000 shares of our preferred stock. Therefore, Mr. Marmion will have the power to vote 117,160,430 shares of the common stock which number exceeds the

46,489,901 outstanding shares of our common stock as of the record date. Mr. Marmion will vote to elect the directors, for the amendments to our articles of incorporation, for the ratification of the appointment of Lopez, Blevins, Bork & Associates LLP, and for the grant of the discretionary authority to our directors to implement a reverse stock split. Mr. Marmion will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one information statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this information statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this information statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

     Security holders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

     No action will be taken in connection with the proposals by our board of directors or the voting stockholders for which Nevada law, our articles of incorporation or bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

                                   BACKGROUND

     We were formed in Florida on September 5, 1996 under the name Fairbanks, Inc. On April 18, 1997, we changed our name to Jet Vacation, Inc. On May 11,
1998 we changed our name to Precom Technology, Inc. On October 12, 2002 we again changed our name, this time to International Trust and Financial Systems, Inc. On July 12, 2004 we completed a merger with Marmion Industries Corp., a Nevada corporation. As a result of the merger, we changed our name to Marmion Industries Corp. and our domicile from Florida to Nevada.

                              ELECTION OF DIRECTORS

     A board of three directors is to be elected at the meeting to hold office until the next annual meeting or until their successors are elected. The three nominees receiving the highest number of votes are elected once a quorum is present and voting.

     If, however, any of those named is unable to serve, or for good cause declines to serve at the time of the meeting, Mr. Marmion will exercise discretionary authority to vote for substitutes. The board of directors is not aware of any circumstances that would render any nominee unavailable for election. Certain information concerning the nominees for election as directors is set forth below.

VOTE REQUIRED

     The three directors who receive the plurality of the stockholder votes will be elected to our board of directors.

     Our board of directors recommends that stockholders vote FOR the director nominees named below.

NOMINEES

     The following table sets forth information concerning each nominee as well as each director, officer, and each non-director executive officer continuing in office:

                                                                          POSITION HELD
                                                                          -------------
    NAME             AGE                    POSITION                          SINCE
    ----             ---                    --------                          -----

Wilbert H. Marmion   46  President, director and chief executive officer       2004

Ellen Raidl          37  Secretary, director and treasurer                     2004

John Royston         55  Vice president and director                           2004

     Mr.  Marmion  and  Mrs.  Raidl  are  married.

     Our executive officers are elected annually by our board of directors. Except as noted above, there are no family relationships among our directors and executive officers.

     Mr. Marmion started Marmion Air Service in 1998. He has been the sole stockholder and president and director since that time.

     Ms. Raidl has worked for Marmion Air Service since 2000 as office manager. Before that, Ms. Raidl worked in property management for The Hanover Company from 1998 to the end of 2000.

     Mr.  Royston  has  been  self-employed  since  1992  as  a  tax accountant.

CHANGE  OF  CONTROL

     On January 19, 2004, a change in control occurred as the result of the acquisition of our capital stock by Wilbert H. Marmion and Steven F. Owens. Mr. Owens is the brother-in-law of Mr. Wilbert H. Marmion and Mr. Marmion's wife, Mrs. Ellen Raidl. Pursuant to that certain Purchase and Escrow Agreement dated November 12, 2003, by and between us and Wilbert H. Marmion, and J. Bennett Grocock, P.A., on January 19, 2004, Mr. Marmion acquired 2,360,430 shares of our common stock and 2,870,000 shares of our preferred stock. Mr. Marmion used $20,000 of his personal funds as consideration for the purchase of the common and preferred shares pursuant to the Purchase and Escrow Agreement.

     Each of our preferred shares is convertible into 40 shares of our common stock, and each preferred share has the same voting rights as 40 shares of our common stock. All of the common and preferred shares acquired by Mr. Marmion carried a legend restricting the transfer thereof under the Securities Act of 1933, as amended.

     On January 19, 2004, Steven F. Owens acquired 2,999,855 shares of our common stock. Mr. Owens used $29,999.86 of his personal funds as consideration for the purchase of the common shares pursuant to the Purchase and Escrow Agreement.

     Additionally, with the consummation of the stock purchase transactions, our previous officers and directors, Tim B. Smith and David A. Pells, resigned their positions. Mr. Marmion was elected our sole director and officer in their place and stead. On February 24, 2004, Mr. Marmion appointed Ellen Raidl and John Royston to serve as directors. Ms. Raidl and Mr. Royston were also elected our officers.

     On May 20, 2004, Mr. Marmion contributed the common stock of Marmion Investments, Inc. to Marmion Industries Corp. For accounting purposes, this transaction was treated as an acquisition of Marmion Industries Corp. and a recapitalization of Marmion Investments, Inc.

     On July 12, 2004, we completed the steps necessary to effect the change in our name from "International Trust and Financial Systems, Inc." to "Marmion Industries Corp." and the change in our domicile from the State of Florida to the State of Nevada. Our board of directors and shareholders approved the changes in name and domicile and further details are contained in our information statement, as amended, dated June 21, 2004.

BOARD MEETINGS AND COMMITTEES

     During fiscal year ended December 31, 2003, our board of directors held no meetings. Since the change of control on January 19, 2004 described above, our board of directors has held 10 meetings, each of which was signified by a unanimous consent executed by all of our directors.

     Compensation Committee. Our board of directors has recently created a compensation committee. However, no members to the committee have been appointed and the committee has not been formally organized. The compensation committee will make recommendations to the board of directors concerning salaries and compensation for our executive officers and employees. Our board adopted a written charter for the compensation committee,  a  copy  of  which  is  attached  hereto as Attachment B.  Since the
                                                        ------------
compensation committee has been formed recently, there have been no meetings held or members appointed at the time of this information statement.

     Audit Committee. Our board of directors has recently created an audit committee which will be directly responsible for the appointment, compensation, and oversight of the work of any registered public accounting firm employed by us (including resolution of disagreements between our management and the auditor regarding financial disclosure) for the purpose of preparing or issuing an audit report or related work. Our board adopted a written charter for the audit committee,  a  copy  of  which  is  attached  hereto  as Attachment C. The audit
                                                         ------------
committee will review and evaluate our internal control functions. Since the audit committee has been formed recently, there have been no meetings held or members appointed at the time of this information statement.

     The members of the audit committee will be independent as defined under Rule 4200(a)(15) of the NASD's listing standards.

     Executive Committee. We do not have an executive committee, although our board of directors is authorized to create one.

     Nominating Committee. Our board of directors has recently created a nominating committee. No meetings have been held or members appointed. The functions to be performed by the nominating committee include selecting candidates to fill vacancies on the board of directors, reviewing the structure and composition of the board, and considering qualifications requisite for continuing board service. The nominating committee will consider candidates recommended by a stockholder of Marmion Industries Corp.

     The policies and procedures with respect to the consideration of such candidates are set forth below:

     The recommended candidate is to be submitted to the Company in writing addressed to the Company's principal offices in Houston, Texas. The recommendation is to be submitted by the date specified in Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") for submitting shareholder proposals to be included in the Company's annual shareholders' meeting proxy statement.

     The recommendation shall be in writing and shall include the following information: name of candidate; address, phone, and fax number of candidate; a statement signed by the candidate certifying that the candidate wishes to be considered for nomination to the Company's board of directors; and information responsive to the requirements of Exchange Act Regulation S-K, Item 401 with respect to the candidate; and states the number of shares of Company stock beneficially owned by the candidate.

     The recommendation shall include a written statement of the candidate as to why the candidate believes that he or she meets the drector qualification criteria and would otherwise be a valuable addition to the Company's board of directors.

     The nominating committee shall evaluate the recommended candidate and shall, after consideration of the candidate after taking account of the director qualification criteria set forth below, determine whether or not to proceed with the candidate in accordance with the procedures outlined under "Process for Identifying Candidates" below.

     These procedures do not create a contract between the Company, on the one hand, and a Company security holder(s) or a candidate recommended by a Company security holder(s), on the other hand. The Company reserves the right to change these procedures at any time, consistent with the requirements of applicable law and rules and regulations.

     Director Qualifications Criteria. A majority of the board of directors must be "independent" in accordance with NASDAQ, the Securities Act of 1934 and SEC rules and regulations. The minimum qualifications for an independent candidate are as follows: All candidates must have the following characteristics:

-    The highest personal and professional ethics, integrity and values;

- Broad-based skills and experience at an executive, policy-making level in business, academia, government or technology areas relevant to the Company's activities;

- A willingness to devote sufficient time to become knowledgeable about the Company's business and to carry out his or her duties and responsibilities effectively;

- A commitment to serve on the board for two years or more at the time of his or her initial election; and

- Be between the ages of 30 and 70, at the time of his or her initial election.

     Process for Identifying and Evaluating Candidates. The nominating committee's process for identifying and evaluating candidates is:

- The chairman of the board, the nominating committee, or other board members identify the need to add new members to the board with specific criteria or to fill a vacancy on the board;

- The chair of the nominating committee initiates a search, working with staff support and seeking input from the members of the board and senior management, and hiring a search firm, if necessary;

- The nominating committee identifies an initial slate of candidates, including any recommended by security holders and accepted by the nominating committee, after taking account of the director qualifications criteria set forth above;

- The nominating committee determines if any board members have contacts with identified candidates and if necessary, uses a search firm;

- The chairman of the board, the chief executive officer and at least one member of the nominating committee interview prospective candidate(s);

- The nominating committee keeps the board informed of the selection progress;

-    The  nominating committee meets to consider and approve final candidate(s);
     and

- The nominating committee presents selected candidate(s) to the board and seeks full board endorsement of such candidate(s).

STOCK OPTIONS

     There were no grants of stock options to the named executive officers during the fiscal year ended December 31, 2003.

COMPENSATION OF DIRECTORS

     The following table provides certain summary information concerning the compensation earned by the named executive officers (determined as of the end of the last fiscal year) for services rendered in all capacities to us for the fiscal years ended December 31, 2003, 2002 and 2001. The information provided reflects compensation paid before the change of control and the contribution of the common stock of Marmion Investments, Inc. to Marmion Industries Corp. discussed above.

                                ANNUAL COMPENSATION                  LONG TERM COMPENSATION
                          ----------------------------------------------------------------------------
                                                                      AWARDS                PAYOUTS
                                                             -----------------------------------------
                                                             RESTRICTED    SECURITIES
                                              OTHER ANNUAL      STOCK      UNDERLYING        LTIP         ALL OTHER
NAME AND PRINCIPAL                    BONUS   COMPENSATION    AWARD(S)    OPTIONS/SARS      PAYOUTS     COMPENSATION
POSITION            YEAR  SALARY ($)   ($)         ($)           ($)           (#)            ($)            ($)
---------------------------------------------------------------------------------------------------------------------
Wilbert H. Marmion  2001    40,000      0           0             0             0              0              0
                    2002    60,000      0           0             0             0              0              0
                    2003    23,000      0           0             0             0              0              0

Ellen Raidl         2001    30,408      0           0             0             0              0              0
                    2002    38,000      0           0             0             0              0              0
                    2003    29,500      0           0             0             0              0              0

John Royston        2003         0      0           0             0             0              0              0
---------------------------------------------------------------------------------------------------------------------

                    AMENDMENT TO ARTICLES OF INCORPORATION TO
               INCREASE THE NUMBER OF OUR AUTHORIZED COMMON STOCK

     The board of directors has determined that it is advisable to increase our authorized common stock and has adopted, subject to stockholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of common stock from 290,000,000 shares to 3,000,000,000 shares of common stock, par value $0.001 per share. A copy of the proposed resolution amending our articles of incorporation is attached to this information statement as Attachment A.
--------------

     Authorizing an additional 2,710,000,000 shares of common stock would give our board of directors the express authority, without further action of the stockholders, to issue common stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such additional shares of common stock for general corporate purposes. Potential uses of the additional authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The following is a summary of the material matters relating to our common stock.

     Presently, the holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our stockholders, including the election of directors. Our common stockholders do not have cumulative voting rights. Subject to preferences that may be applicable to any then outstanding series of our preferred stock, holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. In the event of the liquidation, dissolution, or winding up of Marmion Industries Corp., the holders of our common stock will be entitled to share ratably in the net assets legally available for distribution to our stockholders after the payment of all our debts and other liabilities, subject to the prior rights of any series of our preferred stock then outstanding.

     The holders of our common stock have no preemptive or conversion rights or other subscription rights and there are no redemption or sinking fund provisions applicable to our common stock. The amendment would not alter or modify any preemptive right of holders of our common stock to acquire our shares, which is denied, or effect any change in our common stock, other than the number of authorized shares.

     The issuance of additional shares to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of additional shares by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of the additional shares will dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of a stockholder's investment could be adversely affected.

     The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment and issuance of the common stock would not affect the rights of the holders of our currently outstanding common stock, except for effects incidental to increasing the number of outstanding shares of our common stock, such as dilution of the earnings per share and voting rights of current holders of common stock. If the amendment is adopted, it will become effective upon filing of a certificate of amendment of our articles of incorporation with the Secretary of State of Nevada.

     Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of common stock. The increase in the number of our authorized common shares is proposed by our management in order to ensure sufficient reserves of our common stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming.

     The proposal with respect to our common stock is not being made by us in response to any known accumulation of shares or threatened takeover.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment to our articles of incorporation increasing the number of our common shares.

     Our board of directors recommends that stockholders vote FOR the amendment of our articles of incorporation increasing the number of our authorized common shares as described in Attachment A hereto.
                           -------------

             AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE
                 NUMBER OF AUTHORIZED SHARES OF PREFERRED STOCK

     The board of directors has determined that it is advisable to increase our authorized preferred stock and has adopted, subject to stockholder approval, an amendment to our articles of incorporation to increase our authorized number of shares of preferred stock from 10,000,000 shares to 500,000,000 shares of preferred stock, par value $0.001 per share. A copy of the proposed resolution amending our articles of incorporation is contained in Attachment A to this
                                                            ------------
information  statement.

     Pursuant to our Amended Certificate of Designation Establishing Series A Preferred Stock, each share of our currently issued and outstanding Series A preferred stock may be convertible into 40 fully paid and nonassessable shares of our common stock. Moreover, on all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series A preferred stock shall be entitled to the number of votes on such matters equal to the number of shares of the Series A preferred stock held by such holder multiplied by the number of shares of the common stock each such share of the Series A preferred stock shall then be convertible.

     The following is a summary of the material matters relating to our preferred stock.

     Authorizing the issuance of 490,000,000 additional shares of preferred stock would give our board of directors the express authority, without further action of our stockholders, to issue preferred stock from time to time as the board deems necessary. The board of directors believes it is necessary to have the ability to issue such shares of preferred stock for general corporate purposes. Potential uses of the authorized shares may include equity financings, issuance of options, acquisition transactions, stock dividends or distributions, without further action by the stockholders, unless such action were specifically required by applicable law or rules of any stock exchange or similar system on which our securities may then be listed.

     The issuance of the shares of preferred stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The increase could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Marmion Industries Corp. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Marmion Industries Corp. In some instances, each share of the preferred stock may be convertible into multiple shares of our common stock. Likewise, shares of our preferred stock could have voting rights equal to their converted status as common stock, with the effect being that the stockholders of the preferred stock would have the ability to control the vote of our stockholders, even though they may own less that than a majority of our issued and outstanding common stock.

     The proposal with respect to our preferred stock is not being made by us in response to any known accumulation of shares or threatened takeover. The issuance of shares of preferred stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of shares of preferred stock by us could have an effect on the potential realizable value of a stockholder's investment.

     In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance, upon the conversion of our preferred stock into shares of our common stock, would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the stockholder's investment could be adversely affected.

     The proposed preferred stock would not carry with it preemptive rights to acquire our shares of preferred stock.

     Issuance of additional shares. As of the date of this information statement, our board has no plans to issue or use any of our newly authorized shares of preferred stock. The increase in the number of our authorized preferred shares is proposed by our management in order to ensure sufficient reserves of our preferred stock for various capital purposes and to eliminate the need for similar amendments in the near future, which could be costly and time-consuming.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the amendment of our articles of incorporation authorizing additional preferred shares.

     Our board of directors recommends that stockholders vote FOR the amendment of our articles of incorporation authorizing additional shares of preferred stock as described in Attachment A hereto.
                          -------------

    RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     Subject to stockholder ratification, the board of directors has appointed Lopez, Blevins, Bork & Associates LLP, Bork & Associates, L.L.P. ("Lopez, Blevins, Bork & Associates LLP") to serve as our independent public accountants for the fiscal years ending December 31, 2003 and December 31, 2004. Lopez, Blevins, Bork & Associates LLP has served as our independent public accountants since August 20, 2004. The majority stockholder will ratify and approve the selection of Lopez, Blevins, Bork & Associates LLP as independent accountants for the fiscal years ending December 31, 2003 and December 31, 2004.

AUDIT FEES

     The aggregate fees billed by Randy Simpson, CPA for professional services rendered for the audit of our annual financial statements for fiscal year 2002 were $0. The aggregate fees billed by Malone & Bailey for professional services rendered for the audit of our annual financial statements for fiscal year 2003 were $4,000.00. The aggregate fees billed by Randy Simpson, CPA for professional services rendered for the audit of our annual financial statements for the fiscal year 2003 were $2,700.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Malone & Bailey, PLLC or Lopez, Blevins, Bork & Associates LLP for professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X for our fiscal year ended December 31, 2003 or December 31, 2002.

ALL OTHER FEES

     The aggregate fees billed by Randy Simpson, C.P.A., PC for professional services rendered for the audit of our annual financial statements for fiscal year 2002 were $7,500.

     There were no other fees billed by Malone & Bailey, PLLC, Lopez, Blevins, Bork & Associates LLP, or Randy Simpson, C.P.A., PC for professional services rendered, other than as stated under the captions Audit Fees and Financial Information Systems Design and Implementation Fees. Our audit committee considers the provision of these services to be compatible with maintaining the independence of Malone & Bailey, PLLC, Lopez, Blevins, Bork & Associates LLP, and Randy Simpson, C.P.A., PC.

CHANGES IN OUR CERTIFYING ACCOUNTANT

     On March 19, 2004, we terminated the client-accountant relationship between us and Randy Simpson, C.P.A., PC.

     Randy Simpson's reports on our financial statements for the year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that Simpson's reports on our Forms 10-QSB for the year 2002 and Form 10-KSB for the year ended December 31, 2002 raised substantial doubt about our ability to continue as a going concern.

     The decision to change accountants was recommended by our Board of Directors.

     During the two most recent fiscal years and any subsequent interim period through March 19, 2004 there have not been any disagreements between us and Randy Simpson on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mr. Simpson, would have caused Mr. Simpson to make reference to the subject matter of the disagreements in connection with his reports on the financial statements for such periods.

     On March 19, 2004, we engaged Malone & Bailey, PLLC as our independent accountants to report on our balance sheet as of December 31, 2003 and December 31, 2002, and the related combined statements of income, stockholders' equity and cash flows for the years then ended.

     The decision to appoint Malone & Bailey, PLLC was approved by our Board of Directors.

     During our two most recent fiscal years and any subsequent interim period prior to the engagement of Malone & Bailey, neither we nor anyone on our behalf consulted with Malone & Bailey, PLLC regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on our financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     A Current Report on Form 8-K was promptly filed by us to report a change in our accountants. We provided the former accountant with a copy of our report on Form 8-K before its filing with the SEC. We requested the former accountant to furnish us with a letter addressed to the Commission stating whether he agrees with the statements made by us in our Current Report and, if not, stating the respects in which he did not agree. We included the former accountant's letter as an exhibit to our Current Report on Form 8-K filed with the Commission on March 24, 2004.

     Due to split up of the firm of Malone & Bailey, PLLC, we dismissed them on August 20, 2004 as our independent accountants. Malone & Bailey's report dated April 6, 2004, on our balance sheet of as of December 31, 2003, and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended and for the period from September 1, 1996 through December 31, 2003, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that we have suffered recurring losses and our need to raise additional capital that raise substantial doubt about our ability to continue as a going concern.

     The decision to change accountants was recommended by our Board of Directors.

     In connection with the audit of our financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey would have caused Malone & Bailey to make reference to the matter in their report.

     On August 20, 2004, we engaged Lopez, Blevins, Bork & Associates LLP as our independent accountants to report on our balance sheet as of December 31, 2003 and December 31, 2004, and the related combined statements of income, stockholders' equity and cash flows for the years then ended.

     The decision to appoint Lopez, Blevins, Bork & Associates LLP was approved by our Board of Directors.

     During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither we nor anyone on our behalf consulted with Lopez, Blevins, Bork & Associates LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Lopez, Blevins, Bork & Associates LLP provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with Malone & Bailey.

     A Current Report on Form 8-K was promptly filed by us to report a change in our accountants. We have requested Malone & Bailey to furnish us with a letter addressed to the Commission stating whether they agreed with the statements we made in our Current Report on Form 8-K, filed with the Commission on August 23, 2004. We included Malone & Bailey's letter as an exhibit to our Current Report on Form 8-K filed with the Commission on August 23, 2004.

VOTE REQUIRED

     Once a quorum is present and voting, the affirmative vote of a simple majority of the shares present is required to ratify the selection of Lopez, Blevins, Bork & Associates LLP as our independent public accountants.

     The board of directors recommends a vote FOR the selection of Lopez, Blevins, Bork & Associates LLP as our independent public accountants as described in Attachment A hereto.
               -------------

           GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
               TO EFFECT AN UP TO ONE FOR 500 REVERSE STOCK SPLIT

     Our board of directors has adopted a resolution to seek stockholder approval to grant the board discretionary authority to implement a reverse split for the purpose of increasing the market price of our common stock. The reverse split exchange ratio that the board of directors approved and deemed advisable and for which it is seeking stockholder approval is one post-consolidation share for up to 500 pre-consolidation shares, with the reverse split to occur within 12 months of the date of this information statement, the exact time and ratio of the reverse split to be determined by the directors in their discretion. A copy of the proposed resolution approving the reverse split is contained in Attachment A to this information statement. Approval of this proposal would give
------------
the board authority to implement the reverse split. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split.

     The board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in Marmion Industries Corp. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions.

     Our board of directors believes that stockholder approval of a range for the exchange ratio of the reverse split (as contrasted with approval of a specified ratio of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split and, therefore, is in the best interests of our stockholders. The actual ratio for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to what ratio of pre-consolidation shares to post-consolidation shares would be most advantageous to us and our stockholders.

     Our board of directors also believes that stockholder approval of a twelve-months range for the effectuation of the reverse split (as contrasted with approval of a specified time of the split) provides the board of directors with maximum flexibility to achieve the purposes of a stock split and, therefore, is in our best interests and our stockholders. The actual timing for implementation of the reverse split would be determined by our board of directors based upon its evaluation as to when and whether such action would be most advantageous to us and our stockholders.

     If you approve the grant of discretionary authority to our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will implement a reverse split of our then issued and outstanding common stock at the specific ratio set by the board.

     Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted. In particular, if we elect to implement a one for 500 reverse split there is no assurance that prices for shares of our common stock after a reverse split will be 500 times greater than the price for shares of our common stock immediately prior to the reverse split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT OF THE REVERSE SPLIT

     The reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as a result of the payment of cash in lieu of fractional shares as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of stockholders of record would not be affected by the reverse split (except to the extent that any stockholder holds only a fractional share interest or has less than 500 shares if the reverse split ratio is determined to be one for 500) and receives cash for such interest).

     The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split.

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if we elect to implement a one for 500 reverse split every 500 shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock, with 500 being equal to the exchange ratio as determined by our board of directors.

     Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 500 exchange ratio, subject to adjustment for fractional shares, as described below).

     As described below, stockholders who would otherwise hold fractional shares after a reverse split will be entitled to cash payments in lieu of such fractional shares. In addition, if a stockholder owns less than 500 shares before the reverse split, the stockholder will cease to be a stockholder of Marmion Industries Corp. after the effective time of the reverse split. In such event, the stockholder will be paid cash for his shares. Consequently, the reverse split will reduce the number of holders of post-reverse split shares as compared to the number of holders of pre-reverse split shares to the extent that there are stockholders presently holding fewer than 500 shares. However, the intention of the reverse split is not to reduce the number of our stockholders. In fact, we do not expect that the reverse split will result in any material reduction in the number of our stockholders.

     We currently have no intention of going private, and this proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future. We will continue to be subject to the periodic reporting requirements of the Exchange Act following the reverse split of our common stock.

     Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock. For example, if we elect to implement a one for 250 reverse split, based on the 46,489,901 shares of our common stock outstanding on the record date and the 290,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in the number of our authorized common stock, 243,510,099 shares of our common stock will remain available for issuance prior to the reverse split taking effect. A one for 250 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 46,489,901 to 185,960 shares.

     Based on the 290,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in our authorized common stock, if we elect to implement a one for 250 reverse split, the reverse stock split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 243,510,099 to 289,814,049 shares.

     If we elect to implement a one for 500 reverse split based on the 46,489,901 shares of our common stock outstanding on the record date and the 290,000,000 shares of our common stock that are currently authorized under our articles of incorporation, prior to any increase in the number of our authorized common stock 243,510,099 shares of our common stock will remain available for issuance prior to the reverse split taking effect. A one for 500 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 46,489,901 to 92,980 shares.

     Based on the 290,000,000 shares of our common stock that are currently authorized under our articles of incorporation, and prior to any increase in our authorized common stock, if we elect to implement a one for 500 reverse split, the reverse stock split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 243,510,099 to 289,907,020 shares.

     The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

     The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of Marmion Industries Corp. through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

CASH PAYMENT IN LIEU OF FRACTIONAL SHARES

     In lieu of any fractional shares to which a holder of our common stock would otherwise be entitled as a result of the reverse split, or if a holder has less than 500 shares of our common stock prior to the reverse split, or less than the number of shares equal to the reverse split ratio we finally determine to use, we shall pay cash equal to such fraction or such number multiplied by the average of the high and low trading prices of our common stock on the OTCBB during regular trading hours for the five trading days immediately preceding the effectiveness of the reverse split.

FEDERAL INCOME TAX CONSEQUENCES

     We  will  not  recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this information statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     In general, the federal income tax consequences of the reverse split will vary among stockholders depending upon whether they receive cash for their shares or solely a reduced number of shares of our common stock in exchange for their old shares of our common stock. We believe that the likely federal income tax effects of the reverse split will be that a stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of our common stock. A stockholder who receives cash in lieu of his shares as a result of the reverse stock split will generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution will be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amount of cash received and the stockholder's basis in the shares. In the aggregate, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in its old shares of our common stock decreased by the basis allocated to the share for which such stockholder is entitled to receive cash, and the holding period of the post-effective reverse split shares received will include the holding period of the pre-effective reverse split shares exchanged.

EFFECTIVE DATE

     If the proposed reverse split is approved and the board of directors elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date the split is approved by our stockholders, which will be 20 days from the date of this information statement. Except as explained herein with respect to fractional shares and stockholders who currently hold fewer than 500 shares, or such lesser amount as we may determine, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the one for 500 exchange ratio or such other exchange ratio we determine.

RISKS ASSOCIATED WITH THE REVERSE SPLIT

     This information statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increased investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. These risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions, a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended December 31, 2003 and other filings with the Securities and Exchange Commission.

     If approved and implemented, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even lots" of even multiples of 100 shares.

VOTE REQUIRED

     The affirmative vote of a majority of the total number of shares of our issued and outstanding capital stock is required to approve the grant of discretionary authority to our directors to implement a reverse stock split.

     The board of directors recommends a vote FOR approval of the grant of discretionary authority to our directors to implement a reverse stock split as described in Attachment A hereto.
               -------------

     Information regarding the beneficial ownership of our common stock and preferred stock by management and the board of directors is noted below.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common and preferred stock as of the record date by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-    Each  of  our  directors;

-    Each  named  executive  officer;  and

-    All  directors  and  officers  as  a  group. shares of our common stock and

                                                  COMMON SHARES         PREFERRED SHARE
                                                  ------------          ---------------
                                            BENEFICIALLY  OWNED (2)  BENEFICIALLY  OWNED (2)
                                            -----------------------  -----------------------
NAME OF BENEFICIAL OWNER (1)                   NUMBER      PERCENT      NUMBER      PERCENT
----------------------------                ------------  ---------  ------------  ---------
Wilbert H. Marmion (3) . . . . . . . . . .     2,360,430       0.05     2,870,000        100
Ellen Raidl (3). . . . . . . . . . . . . .           -0-        -0-           -0-        -0-
John Royston . . . . . . . . . . . . . . .           -0-        -0-           -0-        -0-
All directors and executive officers as a
group (three persons). . . . . . . . . . .     2,360,430       0.05     2,870,000        100
                                            ============  =========  ============  =========

-----------------------
(1) Unless otherwise indicated, the address for each of these stockholders is c/o Marmion Industries Corp., 9103 Emmott Road, Building 6, Suite A, Houston, Texas 77040. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock which he or she beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of the date of this information statement, there were issued and outstanding 46,489,901 shares of our common stock and 2,870,000 shares of our preferred stock. Each of our preferred shares is convertible into 40 shares of our common stock, and each preferred share has the same voting rights as 40 shares of our common stock. As a result, Mr. Marmion will have the power to vote 117,160,430 shares of our common stock.
(3)  Mr.  Marmion  and  Mrs.  Raidl  are  married.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

         FORM 10-KSB ANNUAL REPORT AND QUARTERLY REPORTS ON FORM 10-QSB

     Our Annual Report on Form 10-KSB for the year ended December 31, 2003, and Financial Information from our Quarterly Reports for the Periods Ended March 31, 2004 and June 30, 2004 are incorporated herein by reference.

    EXHIBITS TO ANNUAL AND QUARTERLY REPORTS AND COPIES OF QUARTERLY REPORTS

     WE HAVE FURNISHED OUR ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED DECEMBER 31, 2003, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH COPIES OF OUR QUARTERLY REPORTS FOR THE PERIODS ENDED MARCH 31, 2004 AND JUNE 30, 2004, WHICH INCLUDED LISTS BRIEFLY DESCRIBING ALL THE EXHIBITS NOT CONTAINED THEREIN. WE WILL FURNISH THE QUARTERLY REPORTS AND ANY EXHIBIT TO THE FORM 10-KSB AND THE QUARTERLY REPORTS UPON THE PAYMENT OF A SPECIFIED REASONABLE FEE WHICH FEE SHALL BE LIMITED TO OUR REASONABLE EXPENSES IN FURNISHING ANY SUCH REPORT OR EXHIBIT. ANY REQUEST SHOULD BE DIRECTED TO OUR CORPORATE SECRETARY AT 9103 EMMOTT ROAD, BUILDING 6, SUITE A, HOUSTON, TEXAS 77040, TELEPHONE (713) 466-6585.

                                         By Order of the Board of Directors,

                                         /s/ Wilbert H. Marmion
                                         Wilbert H. Marmion,
                                         President

                                  ATTACHMENT A
                RESOLUTIONS TO BE ADOPTED BY THE STOCKHOLDERS OF
                            MARMION INDUSTRIES CORP.
                                 (THE "COMPANY")

     RESOLVED, that Wilbert H. Marmion, Ellen Raidl and John Royston are hereby elected as directors of the Company to serve until their successors are duly elected; and

     RESOLVED FURTHER, that the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of common stock to 3,000,000,000 shares is hereby adopted and approved in all respects; and

     RESOLVED FURTHER, that the amendment to the Company's Articles of Incorporation increasing the number of authorized shares of preferred stock to 500,000,000 shares is hereby adopted and approved in all respects; and

     RESOLVED FURTHER, that the appointment of Lopez, Blevins, Bork & Associates LLP as the Company's independent public accountants is hereby adopted and approved in all respects; and

     RESOLVED FURTHER, that the directors are hereby granted discretionary authority to implement a one for up to 500 reverse split of the Company's common stock to occur within 12 months of the Company's information statement on
Schedule 14C, with the exact time and ratio of the reverse split to be determined by the directors within their discretion, and

     RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                                                    ATTACHMENT B

                                   CHARTER OF
                           THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                           OF MARMION INDUSTRIES CORP.

     1.   Committee Composition. The Compensation Committee (the "Committee") of
          ---------------------
the Board of Directors (the "Board") of Marmion Industries Corp., a Nevada corporation (the "Company"), will be comprised of at least two members of the Board who are not employees of the Company. The members of the Committee, including the Committee Chairman, will be annually appointed by and serve at the discretion of the Board.

     2.   Functions  and  Authority.  The  operation  of  the  Committee will be
          -------------------------
subject to the Articles of Incorporation of the Company and applicable Nevada laws and any other applicable laws, rules or regulations, as in effect from time to time. The Committee will have the full power and authority to carry out the following responsibilities:

          (a) To recommend the salaries, bonuses and incentives, and all cash, equity and other forms of compensation (the "total compensation") paid to the members of the management of the Company as may be required under Nevada law, and advise and consult with the President regarding the compensation scheme for all executive officers.

          (b) To advise and consult with management to establish policies, practices and procedures relating to the Company's employee stock, option, cash bonus and incentive plans and employee benefit plans and, as may be required under applicable law, and administer any such plans.

          (c) To administer the Company's employee stock option plan and perform the functions contemplated to be performed by the management with respect to the President and all plan participants who may be deemed "officers" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

          (d) To advise and consult with management regarding managerial personnel policies and compensation schemes.

          (e) To review and make recommendations to the full Board concerning any fees and other forms of compensation paid to members of the Board for Board and committee service.

          (f) To exercise the authority of the Board concerning any policies relating to the service by the members of management or executive officers, as a director of any unrelated company, joint venture or other enterprise.

          (g) At the Committee's sole discretion, to review all candidates for appointment to senior managerial or executive officer positions with the Company and provide a recommendation to the Board.

          (h) At the Committee's sole discretion, to annually or periodically interview all officers who directly report to the President.

          (i) To administer the annual performance review of the President which is to be completed by the full Board. The Committee Chairman together with the Chairman of the Board shall review the results of the performance evaluation with the President.

          (j) To perform such other functions and have such other powers as may be necessary or convenient in the efficient discharge of the foregoing responsibilities and as may be delegated by the Board from time to time.

          (k) To regularly report to the Board the activities of the Committee, or whenever it is called upon to do so.

     3.     Meetings.  The Committee will hold regular meetings each year as the
            --------
Committee may deem appropriate. The President and Chairman of the Board, and any other invited employees and outside advisers, may attend any meeting of the Committee, except for portions of the meetings where his or their presence would be inappropriate, as determined by the Committee Chairman.

     4.     Minutes  and  Reports.  The  Committee  will  keep  minutes  of each
            ---------------------
meeting and will distribute the minutes to each member of the Committee, and to members of the Board who are not members of the Committee and the Secretary of the Company. The Committee Chairman will report to the Board the activities of the Committee at the Board meetings or whenever so requested by the Board.

                                      By Order of the Board of Directors,



                                      By /s/ Wilbert H. Marmion
                                         -------------------------------------
                                         Wilbert H. Marmion,
                                         President and Chief Executive Officer

                                                                    ATTACHMENT C

                                   CHARTER OF
                               THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                           OF MARMION INDUSTRIES CORP.

     1.   Audit Committee Purpose. The Audit Committee of the Board of Directors
          -----------------------
of Marmion Industries Corp., a Nevada corporation (the "Company") is appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

          (a) Monitor the integrity of the Company's financial reporting process.

          (b) Provide systems of internal controls regarding finance, accounting, and legal compliance.

          (c) Monitor the independence and performance of the Company's independent auditors.

          (d) Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

     2.  Audit Committee Composition and Meetings. Audit Committee members shall
         ----------------------------------------
meet the requirements of the National Association of Securities Dealers and the criteria set forth in the Appendix 1 attached hereto. The Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board of Directors on recommendation of a nominating committee. If an audit committee Chairman is not designated or present, the members of the Audit Committee may designate a Chairman by majority vote of the Audit Committee membership.

     The Audit Committee shall meet at least three times annually, or more frequently as circumstances dictate. The Audit Committee Chairman shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee should meet privately in executive session at least annually with management, the independent auditors and as a committee to discuss any matters that the Audit Committee or each of these groups believes should be discussed.

     3.   Audit  Committee  Responsibilities  and  Duties.
          -----------------------------------------------

          (a)  Review  Procedures.
               ------------------

               (i) Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with the Securities and Exchange Commission regulations.

               (ii) Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices and judgments.

     In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the independent auditors together with management's responses including the status of previous recommendations.

          (b)  Independent  Auditors.
               ----------------------

               (i) The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

               (ii) Approve the fees and other significant compensation to be paid to the independent auditors.

     On an annual basis, the Audit Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     Review the independent auditors' audit plan, and discuss scope, staffing, locations, reliance upon management and internal audit and general audit approach.

     Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants Statement of Auditing Standards No. 61.

     Consider the independent auditors' judgment about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

     4.   Legal  Compliance.  On  at  least  an  annual  basis,  review with the
          -----------------
Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, inquiries received from regulators or governmental agencies.

     5.   Other  Audit  Committee  Responsibilities.
          ------------------------------------------

          (a) Annually prepare a report to stockholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

          (b) Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

          (c) Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

          (d) Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

          (e) Periodically perform self-assessment of audit committee performance.

          (f) Review financial and accounting personnel succession planning within the Company.

          (g) Annually review policies and procedures as well as audit results associated with directors' and officers' expense accounts and perquisites. Annually review a summary of directors' and officers' related party transactions and potential conflicts of interest.

                                        By Order of the Board of Directors,


                                        By /s/ Wilbert H. Marmion
                                           ------------------------------------
                                           Wilbert H. Marmion,
                                           President and Chief Executive Officer

                                                                      APPENDIX 1

                            MARMION INDUSTRIES CORP.
                    DEFINITION OF INDEPENDENCE AS IT PERTAINS
                           TO AUDIT COMMITTEE MEMBERS

     1.   To  be considered independent, a member of the Audit Committee cannot:

          (a) Have been an employee of the Company or its affiliates within the last three years;

          (b) Have received compensation from the Company or its affiliates in excess of $60,000 during the previous fiscal year, unless for board service, in the form of a benefit under a tax-qualified retirement plan, or non-discretionary compensation;

          (c) Be a member of the immediate family of an executive officer of the Company or any of its affiliates, or someone who was an executive officer of the Company or any of its affiliates within the past three years;

          (d) Be a partner, controlling stockholder, or executive officer of a for profit organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company's securities) in any of the past three years in excess of the greater of $200,000 or five percent of the consolidated gross revenues for that year of either organization; or

          (e) Be employed as an executive of another entity where any of the Company's executives serves on that other entity's compensation committee.

     2. Subject to compliance with the listing requirements of The Nasdaq Stock Market or any applicable stock exchange and the regulations of the Securities and Exchange Commission, and under the limited circumstances set forth in such listing requirements and regulations, one person (who is not a current employee or family member of an employee) not meeting the foregoing criteria may be appointed to the Audit Committee if the Board of Directors (i) determines that the best interests of the Company and its stockholders so require, and (ii) discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.